Exhibit 24.1

                   MARK TWAIN BANCSHARES, INC.

                       POWER OF ATTORNEY

     Each of the undersigned directors and officers of Mark Twain Bancshares, Inc., a Missouri corporation (the "Company"), hereby appoints John P. Dubinsky, Keith Miller, and Carl A. Wattenberg, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of: (a) the shares of common stock remaining unissued under the Company's 1983 Incentive Stock Option Plan, previously registered pursuant to Registration Statement No. 2-86364 on Form S-8; (b) the shares of common stock remaining unissued under the Company's 1992 Stock Option Plan, previously registered pursuant to Registration Statement No. 33-48078 on Form S-8; and (c) the 900,000 shares of common stock authorized to be issued under the Company's 1995 Stock Option Plan pursuant to a proposed new Registration Statement on Form S-8. This authorization includes the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed new Registration Statement to be filed with the Securities and Exchange Commission in respect of said 900,000 shares, and to any amendments to any of said three Registration Statements after this date.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of April 26, 1995.



ALVIN J. SITEMAN
Alvin J. Siteman
Chairman of the Board and Director

JOHN P. DUBINSKY
John P. Dubinsky
President, Chief Executive Officer and Director
(Principal Executive Officer)

KEITH MILLER
Keith Miller
Senior Vice President - Finance
(Principal Financial Officer)

KEVIN J. CODY
Kevin J. Cody
Vice President, Treasurer, and Assistant Secretary
(Principal Accounting Officer)

ROBERT J. BAUDENDISTEL
Robert J. Baudendistel
Director

PETER F. BENOIST
Peter F. Benoist
Director

_______________________
Robert A. Bernstein
Director

ROBERT C. BUTLER
Robert C. Butler
Director

JACK DEUTSCH
Jack Deutsch
Director

HENRY J. GIVENS, JR.
Henry J. Givens, Jr.
Director

B.D. HUNTER
B.D. Hunter
Director

MICHAEL M. MCCARTHY
Michael M. McCarthy
Director

JAMES J. MURPHY, JR.
James J. Murphy, Jr.
Director